EXHIBIT 10.2
August 1, 2008
Handleman Company
500 Kirts Blvd.
Troy, Michigan 48084
Attn: Chief Executive Officer
Handleman Company
500 Kirts Blvd.
Troy, Michigan 48084
Attn: Chief Financial Officer
     Re: Payoff Letter
Ladies and Gentlemen:
          Reference is made to (i) that certain Credit Agreement, dated as of April 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein but not otherwise defined shall have the meanings given to such terms in the Credit Agreement), among Handleman Company, a Michigan corporation (“Holdings”), Handleman Services Company, a Michigan corporation (“Administrative Borrower”), the other Subsidiaries of Holding identified on the signature pages thereto as “Borrowers” (such Subsidiaries, together with Handleman Services, each referred to individually as a “Borrower” and, collectively, as “Borrowers”), the other Credit Parties signatory thereto, General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders (in such capacity, “Agent”), and the other Lenders signatory thereto from time to time, and (ii) the other Loan Documents (as defined in the Credit Agreement) and all guaranties, security agreements, mortgages, subordination agreements, intercreditor agreements, pledge agreements, blocked account agreements, notes and other documents and instruments relating thereto (together with the Credit Agreement, collectively, the “Credit Documents”).
          Upon Agent’s receipt today of (i) a federal funds wire transfer in the amount of $54,003.47 (the “Payoff Amount”), which amount represents the Obligations outstanding under the Credit Documents (which includes legal expenses of $26,350.00), (ii) $3,050,697.47 (the “Cash Collateral”) to be held by the Agent for purposes of reimbursement of draws under, and satisfying other Letter of Credit Obligations relating to, the outstanding Letters of Credit listed on Schedule A hereto (the “Continuing L/Cs”) and (iii) a fully executed counterpart of this letter agreement (“Agreement”) signed by Borrowers and each Credit Party (the time at which all of the conditions in the foregoing clauses (i), (ii) and (iii) shall first be satisfied is herein referred to as the “Payoff Effective Time”), Agent agrees to deliver to Holdings as soon as reasonably practicable UCC-3 termination statements, mortgage satisfactions, releases of liens, discharges, terminations and other release documentation executed by it releasing Agent’s liens and security interests in all of the assets and property of Borrowers and the Credit Parties (the “Property”); provided, however, any original stock certificates or other possessory collateral in the Agent’s possession shall be delivered to the Term Loan Agent in accordance with the Intercreditor Agreement.
          Upon the Payoff Effective Time, the Agent (on behalf of itself and the Lenders) agrees and acknowledges that (subject to the paragraphs below with respect to Letters of Credit and Letter of Credit Obligations) (i) all outstanding indebtedness (including, without limitation, for principal, interest and fees) and other obligations of Borrowers or the Credit Parties under or relating to the Credit Documents shall be paid and satisfied in full and irrevocably discharged, terminated and released, (ii) all security interests and other liens granted to or held by Agent for the benefit of the Lenders in any Property as security for such indebtedness shall be forever and irrevocably satisfied, released and discharged, and (iii) the Credit Documents shall terminate and be of no further force or effect other than those provisions therein that specifically survive termination. Further, Agent agrees to take all reasonable additional steps requested by Borrowers as may be necessary to release its security interests in the Property. Borrowers agree to pay Agent for all out-of-pocket costs and expenses incurred by Agent in connection with the matters referred to in the previous sentence, and acknowledges that Agent’s execution of and/or delivery of any documents releasing any security interest or claim in any property of Borrowers as set forth herein is made without recourse, representation, warranty or other assurance of any kind by Agent as to Agent’s rights in any collateral security for amounts owing under the Credit Documents, the condition or value of any Collateral, or any other matter. Borrowers hereby confirms that the commitments of Lenders and Agent to make Loans or incur Letter of Credit Obligations under the Credit Documents are terminated as of the Payoff Effective Time, and, as of the Payoff Effective Time, none of Lenders or Agent shall have any further obligation to make Loans to, or incur Letter of Credit Obligations on behalf of, Borrowers or to renew, extend or amend any existing Letter of Credit Obligations. Notwithstanding anything to the contrary contained herein or in any of such releases or other documents, the obligations and liabilities of Borrowers and the other Credit Parties to Lenders and Agent under or in respect of the Credit Documents insofar as such obligations and liabilities survive termination of the Credit Documents shall continue in full force and effect in accordance with their terms.
          The Payoff Amount and the Cash Collateral referred to above, should be sent by federal funds wire transfer to Deutsche Bank Trust Company Americas, New York, New York, Account No. 50279513, ABA No. 021-001-033, Account Name: GECC CFS CIF Collection Account, Reference: CFN 8731, no later than 2:00 p.m. (New York time) today.
          Borrowers hereby (i) pledges and grants to Agent a present and continuing security interest in the Cash Collateral as security for all Letter of Credit Obligations related to the Continuing L/Cs, and (ii) agrees that Agent may apply the Cash Collateral to all such Obligations.

          Borrowers shall, within 120 days (as may be extended by Agent in its sole and absolute discretion) of the date hereof cause all Continuing L/Cs to be returned to the Agent for cancellation. Within thirty (30) days of such cancellation, the Agent shall return to Borrowers any remaining portion of the Cash Collateral.
          In addition, Borrowers and the other Credit Parties agree that, upon the Payoff Effective Time, such Credit Parties release the Agent and Lenders and their respective affiliates and subsidiaries and their respective officers, directors, employees, shareholders, agents and representatives as well as their respective successors and assigns from any and all claims, obligations, rights, causes of action, and liabilities, of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before the date hereof, which the such Credit Parties ever had, now have or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon, arise under or are related to the Credit Documents.
          The Payoff Amount has been calculated assuming that the proceeds of all checks or similar instruments for the payment of money (collectively, “Checks”) that have been received by Agent and credited to Borrowers’ account with Agent are good collected funds. In consideration of Agent and Lenders’ release of the Liens and security interests in and to any Property, Borrowers agree to reimburse Agent for all losses and liabilities which Agent may incur at any time as a result of any nonpayment, claim, refund, or chargeback of any Check together with any expense or other charges incident thereto. The amount of any such losses or liabilities reimbursed hereunder shall be paid to Agent promptly by Borrower upon Agent’s demand therefore, and the amount of such demand shall be conclusive upon Borrowers in the absence of manifest error.
          This Agreement shall be governed by the internal laws of the State of New York. No party may assign its rights, duties or obligations under this Agreement without the prior written consent of the other parties. This Agreement may be executed in any number of separate counterparts, each of which shall, collectively and separately, constitute one agreement. The undersigned parties have signed below to indicate their consent to be bound by the terms and conditions of this Agreement.
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          If you need additional information, please do not hesitate to contact us.

Very truly yours, GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and Lender
By:
Name:
Its: Duly Authorized Signatory

ACCEPTED and AGREED: HANDLEMAN CATEGORY MANAGEMENT COMPANY
By:
Name:
Title:

HANDLEMAN SERVICES COMPANY
By:
Name:
Title:

HANDLEMAN REAL ESTATE LLC
By:
Name:
Title:

SVG DISTRIBUTION, INC.
By:
Name:
Title:
Payoff Letter

CRAVE ENTERTAINMENT, INC.
By:
Name:
Title:

ARTIST TO MARKET DISTRIBUTION LLC
By:
Name:
Title:

REPS, L.L.C.
By:
Name:
Title:

HANDLEMAN COMPANY
By:
Name:
Title:

CRAVE ENTERTAINMENT GROUP, INC.
By:
Name:
Title:

HANLEY ADVERTISING COMPANY
By:
Name:
Title:
Payoff Letter

HANDLEMAN COMPANY OF CANADA LIMITED
By:
Name:
Title:

HANDLEMAN UK LIMITED
By:
Name:
Title:
Payoff Letter

EXHIBIT A
OUTSTANDING LETTERS OF CREDIT